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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 15, 2004
                Date of Report (Date of Earliest Event Reported):

                                  ABAXIS, INC.
             (Exact name of registrant as specified in its charter)

            California                   000-19720               77-0213001
   (State or other Jurisdiction   (Commission File Number)   (I.R.S. Employer)
         of Incorporation)                                  Identification No.)

                                3240 Whipple Road
                              Union City, CA 94587
          (Address of principal executive offices, including zip code)

                                 (510) 675-6500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

        On December 15, 2004, Abaxis, Inc., announced today that it has terminated its relationship with VEDCO, a warehousing cooperative for member distributors who sell Abaxis products to their respective customers. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     EXHIBITS.

        The following exhibit is furnished with this report on Form 8-K:

        Exhibit No.      Description
        -----------      -------------------------------------
        99.1             Press release dated December 15, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2004

                                              ABAXIS, INC.

                                              By: /s/ Alberto Santa Ines
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                                                  Alberto Santa Ines
                                                  Vice President, Finance and
                                                  Chief Financial Officer
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